VECTOR II VARIABLE ANNUITY PROSPECTUS
                   Flexible Premium Deferred Variable Annuity
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account C

                        Supplement dated October 31, 2006
                         to Prospectus Dated May 1, 2006


This supplement alters the prospectus for the Vector II Variable Annuity in the following manner:

In the Five for Life Plus Rider section, subsection titled "Step-Up Provisions:" on page 32, insert the following at the end of the first paragraph:

By current Company practice, We will automatically step-up Your GPB on every fifth contract anniversary if:

      (a) Your accumulation value is greater than the GPB after any bonus credits; and

      (b) The rider charge We are currently charging for new issues is less than or equal to Your current rider charge charge for this rider.

This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider.

In the Five for Life Plus Rider section, on page 32 replace the "Withdrawal Provision" section with the following:

Withdrawal Provisions:
Contractually, if total withdrawals during a contract year are less than or equal to the GPA, then the GPB will decrease by the amount of the withdrawals. By current Company practice, if total withdrawals during a contract year are less than or equal to the minimum required distribution amount specified in the Internal Revenue Code, then the GPB will decrease by the amount of the withdrawals. This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider. If total withdrawals during a contract year exceed the GPA or, by company practice, the minimum required distribution amount, then the GPB will be automatically reset to equal the lesser of:

      1.    the contract's accumulation value after the withdrawal; or

      2.    the GPB prior to the withdrawal minus the amount of the withdrawal.

Contractually, if total withdrawals during a contract year are less than or equal to the GPA, then the GPA does not change as a result of the withdrawal. By current company practice, if total withdrawals during a contract year are less than or equal to the minimum required distribution amount, then the GPA does not change as a result of the withdrawals. This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider. If a withdrawal causes total withdrawals during a contract year to exceed the GPA or, by company practice, the minimum required distribution amount if greater, then the GPA will become the lesser of:

      1.    the GPA prior to the withdrawal; or

      2.    7% multiplied by the greater of:

            (a) the contract accumulation value immediately after the withdrawal; or

            (b)   the GPB immediately after the withdrawal.

Contractually, if total withdrawals during a contract year are less than or equal to the LPA, then the LPA does not change as a result of the withdrawal. By current company practice, if total withdrawals during a contract year are less than or equal to the minimum required distribution amount, then the LPA does not change as a result of the withdrawal. This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider. If a withdrawal causes total withdrawals during a contract year to exceed the LPA or, by company practice, the minimum required distribution amount if greater, then the LPA will become the lesser of:

      1.    the LPA prior to the withdrawal; or

      2.    5% multiplied by the greater of:

            (a) the contract accumulation value immediately after the withdrawal; or

            (b)   the GPB immediately after the withdrawal.

In the Five for Life Plus Rider section, on page 33 under the "Bonus Credit Provision" Section, above the "See Appendix I" Sentence add the following paragraph:

Spousal Continuance Provision:
If the surviving spouse of the owner or an annuitant is the covered person and the beneficiary, the spouse can continue to take the GPA amount until the GPB is depleted or the spouse dies, whichever occurs first, or the surviving spouse can take LPA withdrawals, if available, until the spouse dies.

If the surviving spouse is not the covered person, but is the beneficiary, the spouse can continue to receive the GPA amount until the GPB is depleted or the spouse dies, whichever occurs first and the LPA will be set to zero. However, by current company practice, the LPA will be available to the surviving spouse but will be recalculated. The LPA will be equal to 5% of the GPB at the later of:

      a) The contract anniversary following the day We receive notification of death of the covered person; or

      b) The contract anniversary following the day the surviving spouse has reached age 65.

The surviving spouse can take LPA withdrawals until the spouse dies.

This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider.

In the Five for Life Plus Rider section, on page 34 under the paragraph that begins "This Rider Will Terminate," Add the following sentence to the end of the first bullet:

If the surviving spouse continues to take LPA withdrawals, if available, the rider will terminate on the death of the spouse (See Spousal Continuance Provision).


In the GMDB Plus (Guaranteed Minimum Death Benefit) Rider Section, replace the first sentence in the last paragraph of page 40 with the following:

GMDB Plus roll-up benefit means the initial gross premium at the time this rider is elected compounded at the specified roll-up interest rate. The GMDB Plus roll-up benefit is limited to the lesser of an additional 100% of premiums with adjustments for partial surrenders or until age 85. However, by current Company practice, it is limited to the lesser of 100% of gross premiums or until age 85. This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider.

In the GMDB Plus (Guaranteed Minimum Death Benefit) Rider Section, replace the first bullet under "Once elected, You cannot terminate this rider. This rider will only terminate:" on page 41 with the following:

Upon the death of the annuitant or an owner. If the beneficiary continues the contract under spousal continuance, the contract accumulation value if less than the death benefit amount will be increased to the death benefit amount of this rider and this rider will terminate.

In the Estate Planning Rider Section on page 43, replace the first sentence of the third paragraph with the following:

The maximum extra death benefit is limited to 50% of the net premiums. However, by current Company practice, the maximum extra death benefit is limited to 50% of the gross premiums. This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider.